UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2008

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24757	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 N.E. 8 th  Street, Suite 1400, Bellevue, WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-749-3600

Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers

    On April 14, 2008, Michael D. Fowler resigned from his position as Interim Chief Financial Officer of eMagin Corporation (the “Company”).

    On April 15, 2008, Paul Campbell was appointed as Interim Chief Financial Officer of the Company.  Mr. Campbell is 52 years old and has been a partner at Tatum, LLC, an executive services firm, since November 2007.  Mr. Campbell served as the Chief Financial Officer of four public companies, including Checkers Drive-In Restaurants, Inc, which until 2006 was traded on the NASDAQ, and as Chief Financial Officer of Famous Dave’s of America, Inc., a publicly held company currently trading on the NASDAQ.  Mr. Campbell also served as Chief Financial Officer of Sonus Corporation, a medical device retailer and from May 2007 through October 2007 served as the Chief Financial Officer of Organic To Go, Inc., an emerging publicly-held food company.  From 2001 through April 2007, Mr. Campbell owned and operated Campbell Capital, LLC, a consulting and investment firm in Seattle, Washington providing strategic planning and financing services to small businesses.    Mr. Campbell received his Masters of Business Administration from Pepperdine University and his Bachelor of Arts degree in Business Economics from the University of California at Santa Barbara.

    Mr. Campbell is serving as the Company’s Chief Financial Officer pursuant to an agreement between the Company and Tatum, dated April 2, 2008 (the “Tatum Agreement”).  Pursuant to the Tatum Agreement, for a minimum term of three months, Mr. Campbell will be paid a salary of $24,500 per month and the Company will also pay Tatum a fee of $10,500 per month plus $300 per business day.  Either party may terminate the Tatum Agreement by providing the other with at 30 days notice.

    The foregoing description of the Tatum Agreement does not purport to be complete and is qualified in its entirety by reference to the Tatum Agreement which is attached as an exhibit to this Current Report and is incorporated into this Item by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit 10.1	Agreement between the Company and Tatum, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

April 17, 2008	By:	/s/ Paul Campbell
Paul Campbell Interim Chief Financial Officer

EXHBIT INDEX

Exhibit Number

Exhibit 10.1-	Agreement between the Company and Tatum, LLC

3